Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2318

Closed-End Strategy: Master Income Portfolio 2023-4

INVESCO UNIT TRUSTS, SERIES 2311

Defensive Equity & Income Portfolio 2023-3

Supplement to the Prospectuses

Effective November 6, 2023 (the “Merger Date”), the Nuveen Preferred & Income Securities Fund (ticker: JPS) merged into the Nuveen Preferred Income Opportunities Fund (ticker: JPC). Each above Portfolio, as a holder of shares of the Nuveen Preferred & Income Securities Fund, received shares of the Nuveen Preferred Income Opportunities Fund. Accordingly, all references in each above Portfolio’s prospectus to Nuveen Preferred & Income Securities Fund are replaced with Nuveen Preferred Income Opportunities Fund. Each above Portfolio will continue to hold and purchase shares of the Nuveen Preferred Income Opportunities Fund.

Supplement Dated: November 6, 2023